LADD FURNITURE, INC.


                        1994 INCENTIVE STOCK OPTION PLAN





















                                         As Amended Effective March 6, 1997


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                              LADD FURNITURE, INC.
                        1994 INCENTIVE STOCK OPTION PLAN


                                TABLE OF CONTENTS

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Section 1.   Purpose............................................................................................  1

Section 2.   Administration.....................................................................................  1

Section 3.   Stock Available for Options........................................................................  2

Section 4.  Eligibility.........................................................................................  2

Section 5.   Option Price.......................................................................................  3

Section 6.   Director Options...................................................................................  4

Section 7.   Expiration of Options..............................................................................  4

Section 8.   Terms and Conditions of Options....................................................................  5

Section 9.   Exercise of Options................................................................................  5

Section 10.  Termination of Employment - Except by Death or Retirement..........................................  6

Section 11.  Termination of Employment - Retirement.............................................................  6

Section 12.  Termination of Employment - Death..................................................................  6

Section 13.  Restrictions on Transfer...........................................................................  7

Section 14.  Capital Adjustments Affecting Common Stock.........................................................  7

Section 15.  Application of Funds...............................................................................  8

Section 16.  No Obligation to Exercise Option...................................................................  8

Section 17.  Term of Plan.......................................................................................  8

Section 18.  Effective Date of Plan.............................................................................  8

Section 19.  Time of Granting of Options........................................................................  8


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Section 20.  Termination and Amendment..........................................................................  8

Section 21.  Other Provisions...................................................................................  9


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                              LADD FURNITURE, INC.

                        1994 INCENTIVE STOCK OPTION PLAN


         THIS IS THE 1994 INCENTIVE STOCK OPTION PLAN ("Plan") of LADD Furniture, Inc. ("LADD"), a North Carolina corporation, with its principal office in High Point, Guilford County, North Carolina, effective on February 24, 1994, with two subsequent amendments effective on March 5, 1996 and March 6, 1997, respectively, under which options may be granted from time to time to eligible employees and directors of LADD and LADD's divisions and subsidiaries to purchase shares of common stock of LADD, subject to the provisions set forth as follows:

Section 1.   Purpose

         The purpose of this Plan is to aid LADD in attracting capable executives and directors and to provide a long range inducement for key employees and directors to remain in the management of LADD, to perform at increasing levels of effectiveness and to acquire a permanent stake in LADD with the interest and outlook of an owner. These objectives will be promoted through the granting to key employees and directors of options to acquire shares of common stock of LADD pursuant to the terms of this Plan.

Section 2.   Administration

         The Plan shall be administered by a committee to be appointed from time to time by the Board of Directors of LADD and shall serve at the pleasure of the directors (the "Committee"). Any or all of the members of the Committee may be members of the Board of Directors. The Committee shall consist of not less than three (3) persons, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended from time to time. The Committee, from time to time, may adopt rules and regulations for carrying out the Plan.

         Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, the manner of exercise of the options, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; (e) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan; and (f) to make all other determinations necessary or advisable for the administration of the Plan.


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         It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended) or which will be given tax treatment as "nonqualified stock options" (herein referred to collectively as "options"; however, whenever reference is specifically made only to "incentive stock options" or "nonqualified stock options," such reference shall be deemed to be made to the exclusion of the other). Nonqualified stock options granted to nonemployee directors pursuant to the terms of the Plan shall be referred to as "Director Options."

         Any action of the Committee with respect to the Plan shall be taken by a majority vote at a meeting of the Committee or by written consent of all of the members of the Committee without a meeting.

Section 3.   Stock Available for Options

         The stock to be subject to options under the Plan shall be authorized but unissued shares of common stock of LADD or, in the discretion of the Committee, issued shares which have been reacquired by LADD. The total amount of stock for which options may be granted under the Plan shall not exceed Eight Hundred Thousand (800,000) shares (as adjusted for the one-for-three reverse stock split effective May 16, 1995). Such number of shares is subject to any capital adjustments as provided in Section 14. In the event that an option granted under the Plan expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of options under the Plan; however, if the expiration or termination date of an option is beyond the term of existence of the Plan as described in Section 17, then any shares covered by unexercised or terminated options shall not reactivate the existence of this Plan and therefore may not be available for additional grants under the Plan.

Section 4.  Eligibility

         Options shall be granted only to individuals who meet the following eligibility requirements:

         (a) Such individual must be an employee of LADD or a division or subsidiary of LADD or a director of LADD. An individual shall be considered to be an "employee" only if there exists between LADD or a division or subsidiary of LADD and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

         (b) Such employees must be "key employees" of LADD or a division or subsidiary of LADD. For this purpose, "key employees" shall be considered to be those employees who, in the judgment of the Committee, are in a position materially to affect the operations and profitability of LADD or a division or subsidiary of LADD by reason of the nature and extent of their duties and responsibilities.

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         (c) A director of LADD who is not also an employee of LADD is eligible for an automatic grant of options pursuant to Section 6 hereof. A director of LADD who is not also an employee of LADD will not be eligible to receive incentive stock options and will only be eligible to receive Director Options.

         (d) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an option shall be granted under the Plan.

         (e) In determining the individuals to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of LADD and such other factors as the Committee shall deem relevant. An employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine.

Section 5.   Option Price

         (a) (i) Except in the case where incentive stock options are granted to an individual who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of LADD or its subsidiary corporations ("ten percent shareholder"), the option price of each incentive stock option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the incentive stock option. In the case of incentive stock options granted to a ten percent shareholder, the option price of each incentive stock option granted under the Plan shall not be less than one hundred ten percent (110%) of the market value of the stock on the date of grant of the incentive stock option. "Market value" shall be determined by taking the closing price of the stock on the over-the-counter market on that date. The option price is subject to any capital adjustment as provided in Section 14.

                  (ii) The option price for nonqualified stock options granted to employees shall be established by the Committee in its discretion and may be less than market value of the stock on date of grant.

                  (iii) The option price for Director Options shall be not less than the market value of the stock on date of grant. Market value shall be determined as set forth in Section 5(a)(i) above.

         (b) The option price shall be payable to LADD either (i) in cash or by check, bank draft or money order payable to the order of LADD, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of LADD owned by the optionee with a value equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. An option agreement may, in the discretion of the Committee, provide for a "cashless exercise" of an incentive stock option or a nonqualified stock option by establishing procedures whereby the optionee, by a properly executed written notice, directs (1) an immediate

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market sale or margin loan respecting all or a part of the shares of common stock to which he is entitled upon exercise pursuant to an extension of credit by LADD to the optionee of the option price, (2) delivery of the shares of common stock from LADD directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to LADD. Except as provided in the preceding sentence, no shares shall be delivered until full payment has been made. The Committee may not approve a reduction of such purchase price in any such option, or the cancellation of any such option and the regranting thereof to the same optionee at a lower purchase price, at a time when the market value of the shares is lower than it was when such option was granted.

Section 6.   Director Options

         All eligible nonemployee directors of LADD will automatically receive without any action required on the part of the Committee the following grants of options ("Director Options"): 1) upon initial election to office, nonqualified stock options to purchase two thousand (2,000) shares of LADD common stock and
2) upon subsequent elections to office each year, beginning with the election of directors at the 1997 Annual Meeting of Shareholders, nonqualified stock options to purchase two thousand (2,000) shares of LADD common stock. All characteristics of the Director Options, including option price, shall be established as provided in the Plan. The Committee shall exercise no discretion with respect to the granting of Director Options.

Section 7.   Expiration of Options

         The Committee shall determine the expiration date or dates of each option, but such expiration date shall be not later than ten (10) years after the date such option is granted; provided, however, that in the case where incentive stock options are granted to a ten percent shareholder, as defined in
Section 5(a)(i) hereof, such expiration date shall be not later than five (5) years after the date such option is granted. The Committee, in its discretion, may extend the expiration date or dates of an option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described above. Notwithstanding the foregoing, all Director Options shall be for a term of ten (10) years, and such term may not be extended or modified by the Committee.

Section 8.   Terms and Conditions of Options

         (a) All options must be granted within ten (10) years of the Effective Date of this Plan as provided in Section 18.

         (b) The grant of options shall be evidenced by a written instrument containing terms and conditions established by the Committee consistent with the provisions of this Plan.

         (c) Not less than one hundred (100) shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.


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         (d) The Committee may grant an option or options and stipulate that a portion of such option expires or becomes exercisable at a stated interval or that portions of such option expire or become exercisable at several stated intervals. Director Options shall be exercisable in installments of twenty percent (20%) per year, cumulative, beginning one year after the date of grant.

         (e) An optionee shall have no rights as a stockholder with respect to any shares covered by his option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in Section 14 hereof.

         (f) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (including incentive stock options granted under all option plans of LADD or any of its subsidiary corporations) shall not exceed $100,000.

         (g) Notwithstanding any other provision of the Plan, the total number of shares of common stock of LADD with respect to which incentive stock options, nonqualifying options and Director Options are granted to an optionee during any calendar year shall not exceed ten percent (10%) of the total number of shares reserved for grant under the Plan as provided in Section 3.

Section 9.   Exercise of Options

         (a) An optionee must have been continuously employed by LADD or a division or subsidiary of LADD or be a director of LADD for 12 months before the right to exercise any part of the option granted to such optionee shall accrue. Each option granted under the Plan shall be exercisable in such annual installments as may be determined by the Committee at the time of the grant, or with respect to Director Options as provided in the Plan. The right to exercise options in annual installments may be cumulative. Except as provided in Sections 11 and 12, no option may be exercised at any time unless the holder thereof is then an employee of LADD or a division or subsidiary of LADD or a director of LADD. The exercise of any stock option must be evidenced by written notice to LADD that the optionee intends to exercise his option. In no event shall an option granted pursuant to the terms of the Plan as amended be exercised until the Plan, as amended, has been approved by the shareholders of LADD.

         (b) No option may be exercised and no shares may be acquired under the Plan prior to the timely filing by both the optionee and LADD of all appropriate documents that may be required by applicable federal and state securities laws and state corporate laws.


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Section 10.  Termination of Employment - Except by Death or Retirement

         If any optionee ceases to be employed by LADD or a division or subsidiary of LADD or ceases to be a director of LADD for any reason other than his death (Section 12), disability retirement (Section 11), or normal retirement (Section 11), his option shall immediately terminate. Whether a leave of absence shall constitute a termination of employment or termination of the directorship shall be determined by the Committee, whose decision shall be final and conclusive.

Section 11.  Termination of Employment - Retirement

         If any optionee ceases to be employed by LADD or a division or subsidiary of LADD or ceases to be a director of LADD due to his retirement upon attaining normal retirement age (age 65) or he ceases to be employed prior to age 65 due to early retirement and such early retirement is acceptable to the Committee for the purposes of this Section 11, he may, at any time within three
(3) months after his date of retirement, but not later than the date of expiration of the option, exercise the option to the extent he was entitled to do so on his date of retirement. If any optionee ceases to be employed by LADD or a division or subsidiary of LADD or ceases to be a director of LADD due to his becoming disabled for purposes of LADD's Disability Plan, he may, at any time within twelve (12) months after his date of disability retirement, but not later than the date of expiration of the option, exercise the option to the same extent he was entitled to do so on his date of disability retirement. Any options or portions of options of retired optionees not so exercised shall terminate.

Section 12.  Termination of Employment - Death

         If an optionee dies while in the employment of LADD or a division or subsidiary of LADD or while serving as a director of LADD, the person or persons to whom the option is transferred by will or by the laws of descent and distribution may exercise the same option to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived until the term of the option had expired. Any options or portions of options of deceased optionees not so exercised shall terminate.

Section 13.  Restrictions on Transfer

         An option granted under this Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

Section 14.  Capital Adjustments Affecting Common Stock

         (a) If the outstanding shares of the common stock of LADD are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of LADD or shares of a different par value or without par value through recapitalization, reclassification, stock dividend, stock split, amendment to LADD's Articles of Incorporation or reverse stock split, an

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appropriate adjustment shall be made in the number and/or kind of securities allocated to the options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding options but with a corresponding adjustment in the price for each share or other unit of any security covered by the options.

         (b) Upon the effective date of the dissolution or liquidation of LADD, or of a reorganization, merger or consolidation of LADD with one or more corporations in which LADD is not the surviving corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of LADD to another corporation, the Plan and any option previously granted hereunder shall terminate unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of options previously granted, or the substitution for such options of new options covering the shares of a successor employer corporation, or of a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices in which event the Plan and the options previously granted or the new options substituted therefor, shall continue in the manner and under the terms so provided. Nevertheless, in the event of such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of options previously granted or for the substitution of such options or new options covering the shares of a successor employer corporation or a parent or subsidiary thereof, then such optionee under the Plan shall be entitled, prior to the effective date of any such transaction, to purchase the full number of shares under his option which he would otherwise have been entitled to purchase during the remaining term of such option.

         (c) To the extent that the foregoing adjustments relate to particular stock or securities of LADD subject to option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

         (d) The grant of an option pursuant to this Plan shall not affect in any way the right or power of LADD to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

Section 15.  Application of Funds

         The proceeds received by LADD from the sale of common stock pursuant to options will be used for general corporate purposes.


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Section 16.  No Obligation to Exercise Option

         The granting of an option shall impose no obligation upon the optionee to exercise such option.

Section 17.  Term of Plan

         Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from February 24, 1994.

Section 18.  Effective Date of Plan

         This Plan was originally effective February 24, 1994, following approval thereof by the Board of Directors and shareholders, with two subsequent amendments effective on March 5, 1996 and March 6, 1997, respectively.

Section 19.  Time of Granting of Options

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee or the shareholders of LADD and no action taken by the Committee shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by and on behalf of LADD.

Section 20.  Termination and Amendment

         The Committee may at any time alter, suspend, terminate or discontinue the Plan, but may not, without the consent of the holder of an option previously granted, make any alteration which would deprive him of his rights with respect thereto or, without the approval of the stockholders, make any alteration which would (a) increase the number of aggregate shares subject to the option under this Plan or decrease the minimum option price except as provided in Section 14; or (b) extend the term of this Plan as provided in Section 17 or the maximum period during which any option may be exercised as provided in Section 7.

Section 21.  Other Provisions

         The option agreements authorized under this Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of the option, as the Committee may deem advisable.




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